                                                                    EXHIBIT 99.4

                              MEDAPHIS CORPORATION

                      QUARTERLY CONSOLIDATED SEGMENT DATA

                                                      1996                                         1995
                         ---------------------------------------------------------------   --------------------
                                            QUARTER ENDED                                     QUARTER ENDED
                         ---------------------------------------------------               --------------------
                         MARCH 31,   JUNE 30,   SEPTEMBER 30,   DECEMBER 31,     TOTAL     MARCH 31,   JUNE 30,
                         ---------   --------   -------------   ------------   ---------   ---------   --------
REVENUE:
  BSG Group............  $ 41,338    $ 37,486     $ 11,639       $  23,350     $ 113,813   $ 23,362    $ 22,634
  HIT..................    13,367      29,269       13,516          14,396        70,548     11,879      13,899
  Services.............   109,353     108,810      103,413         105,199       426,775     98,223     105,118
  Corporate and
    Eliminations.......      (431)       (372)      (1,837)             (8)       (2,648)      (371)       (365)
                         --------    --------     --------       ---------     ---------   --------    --------
                         $163,627    $175,193     $126,731       $ 142,937     $ 608,488   $133,093    $141,286
                         ========    ========     ========       =========     =========   ========    ========
OPERATING PROFIT:
  BSG Group............  $ 13,298    $ 10,423     $(28,181)      $ (11,215)    $ (15,675)  $  3,067    $     82
  HIT..................     3,456      18,647        1,942             854        24,899      2,479       2,267
  Services.............    11,102       9,077          994          (4,572)       16,601     15,622      16,118
  Corporate and
    Eliminations.......    (4,008)     (4,566)      (7,813)        (10,980)      (27,367)    (2,386)     (2,317)
                         --------    --------     --------       ---------     ---------   --------    --------
                         $ 23,848    $ 33,581     $(33,058)      $ (25,913)    $  (1,542)  $ 18,782    $ 16,150
                         ========    ========     ========       =========     =========   ========    ========
Interest expense,
  net..................  $  2,105    $  2,630     $  3,284       $   3,566     $  11,585   $  3,947    $  2,222
RESTRUCTURING AND OTHER
  CHARGES:
  BSG Group............  $    200    $  8,602     $ 14,051       $  38,027     $  60,880   $     --    $     --
  HIT..................      (934)      5,250         (357)             (2)        3,957      6,750          --
  Services.............       884       3,323        5,581          88,156        97,944     25,000          --
  Corporate............        --          --        5,000          12,674        17,674         --          --
                         --------    --------     --------       ---------     ---------   --------    --------
                         $    150    $ 17,175     $ 24,275       $ 138,855     $ 180,455   $ 31,750    $     --
                         ========    ========     ========       =========     =========   ========    ========
Income before income
  taxes................  $ 21,593    $ 13,776     $(60,617)      $(168,334)    $(193,582)  $(16,915)   $ 13,928
                         ========    ========     ========       =========     =========   ========    ========
IDENTIFIABLE ASSETS:
  BSG Group............  $ 91,291    $115,468     $ 83,920       $  56,539     $  56,539   $ 51,899    $ 54,928
  HIT..................    71,661      87,354       77,209          80,970        80,970     68,607      62,052
  Services.............   678,566     688,604      690,849         594,582       594,582    535,527     565,165
  Corporate............    17,305      12,275       14,061          93,236        93,236      9,054       6,602
                         --------    --------     --------       ---------     ---------   --------    --------
                         $858,823    $903,701     $866,039       $ 825,327     $ 825,327   $665,087    $688,747
                         ========    ========     ========       =========     =========   ========    ========
DEPRECIATION AND
  AMORTIZATION:
  BSG Group............  $  1,761    $  1,643     $  2,084       $   2,933     $   8,421   $  1,530    $  1,613
  HIT..................     1,247       1,115        1,198           1,513         5,073        833         914
  Services.............     6,693       7,207        7,626          10,794        32,320      5,249       5,588
  Corporate............       159         185          250             298           892         63          87
                         --------    --------     --------       ---------     ---------   --------    --------
                         $  9,860    $ 10,150     $ 11,158       $  15,538     $  46,706   $  7,675    $  8,202
                         ========    ========     ========       =========     =========   ========    ========
CAPITAL EXPENDITURES:
  BSG Group............  $  3,825    $  5,764     $  4,303       $     993     $  14,885   $  2,092    $  3,680
  HIT..................       735         756          642             552         2,685        461         400
  Services.............    14,337       7,891        5,014           4,371        31,613      4,864       6,380
  Corporate............       578         684          322             367         1,951          2         553
                         --------    --------     --------       ---------     ---------   --------    --------
                         $ 19,475    $ 15,095     $ 10,281       $   6,283     $  51,134   $  7,419    $ 11,013
                         ========    ========     ========       =========     =========   ========    ========

                                          1995
                         ---------------------------------------
                                QUARTER ENDED
                         ----------------------------
                         SEPTEMBER 30,   DECEMBER 31,    TOTAL
                         -------------   ------------   --------
REVENUE:
  BSG Group............    $ 28,472        $ 24,147     $ 98,615
  HIT..................      11,085          15,814       52,677
  Services.............     101,739         105,231      410,311
  Corporate and
    Eliminations.......        (544)           (446)      (1,726)
                           --------        --------     --------
                           $140,752        $144,746     $559,877
                           ========        ========     ========
OPERATING PROFIT:
  BSG Group............    $  4,315        $ (2,219)    $  5,245
  HIT..................       2,729           5,827       13,302
  Services.............       8,749          13,373       53,862
  Corporate and
    Eliminations.......      (2,493)         (4,035)     (11,231)
                           --------        --------     --------
                           $ 13,300        $ 12,946     $ 61,178
                           ========        ========     ========
Interest expense,
  net..................    $  2,318        $  1,575     $ 10,062
RESTRUCTURING AND OTHER
  CHARGES:
  BSG Group............    $     --        $     --     $     --
  HIT..................          --           1,200        7,950
  Services.............      14,000           8,000       47,000
  Corporate............          --              --           --
                           --------        --------     --------
                           $ 14,000        $  9,200     $ 54,950
                           ========        ========     ========
Income before income
  taxes................    $ (3,018)       $  2,171     $ (3,834)
                           ========        ========     ========
IDENTIFIABLE ASSETS:
  BSG Group............    $ 65,694        $ 72,925     $ 72,925
  HIT..................      69,661          71,566       71,566
  Services.............     578,815         640,883      640,883
  Corporate............       8,575          10,232       10,232
                           --------        --------     --------
                           $722,745        $795,606     $795,606
                           ========        ========     ========
DEPRECIATION AND
  AMORTIZATION:
  BSG Group............    $  1,470        $  1,233     $  5,846
  HIT..................       1,005           1,008        3,760
  Services.............       5,564           6,003       22,404
  Corporate............         115             260          525
                           --------        --------     --------
                           $  8,154        $  8,504     $ 32,535
                           ========        ========     ========
CAPITAL EXPENDITURES:
  BSG Group............    $  3,825        $  5,372     $ 14,969
  HIT..................         218             484        1,563
  Services.............      11,931           9,730       32,905
  Corporate............         298             696        1,549
                           --------        --------     --------
                           $ 16,272        $ 16,282     $ 50,986
                           ========        ========     ========